i-80 Gold Closes Previously Announced Upsized Prospectus Offering

This news release constitutes a "designated news release" for the purposes of the Company's prospectus supplement dated August 12, 2024, to its short form base shelf prospectus dated June 21, 2024

Reno, Nevada, January 31, 2025 - i-80 GOLD CORP. (TSX:IAU) (NYSE:IAUX) ("i-80", or the "Company") is pleased to announce that it has closed its previously announced prospectus offering of 28,212,593 common shares of the Company (the "Offered Shares") at a price of C$0.80 per Offered Share for aggregate gross proceeds to the Company of approximately C$22,570,074 (the "Offering").

The Offered Shares were offered in each of the provinces and territories of Canada, other than Québec, pursuant to a prospectus supplement dated January 27, 2025 (the "Prospectus Supplement") to its short form base shelf prospectus filed on June 21, 2024 (the "Shelf Prospectus") and in the United States pursuant to the Company's U.S. registration statement on Form F-10 (Registration No. 333-279567, which includes the Shelf Prospectus and was declared effective by the United States Securities and Exchange Commission on June 25, 2024. Copies of the Prospectus Supplement and the Shelf Prospectus and documents incorporated by reference therein are available electronically under i-80's issuer profile on SEDAR+ at www.sedarplus.ca and on i-80's profile on EDGAR at www.sec.gov.

The Company anticipates that its previously announced concurrent private placement offering to certain directors and officers of the Company, as described in its news release dated January 27, 2025, is expected to close in the first week of February 2025, subject to the receipt of all required regulatory approvals, including the approval of the Toronto Stock Exchange and the NYSE American.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of any such jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company with the third largest gold mineral resources in the state of Nevada. The recapitalization plan underway is designed to unlock the value of the Company's high-grade gold deposits to create a Nevada mid-tier gold producer. i-80 Gold's common shares are listed on the TSX and the NYSE American under the trading symbol IAU:TSX and IAUX:NYSE. Further information about i-80 Gold's portfolio of assets and long-term growth strategy is available at www.i80gold.com or by email at info@i80gold.com.

For further information, please contact:

Leily Omoumi - VP Corporate Development & Strategy

1.866.525.6450
Info@i80gold.com
www.i80gold.com

FORWARD LOOKING INFORMATION

Certain statements in this release constitute "forward-looking statements" or "forward-looking information" within the meaning of applicable securities laws, including but not limited to, statements regarding: the Company's ability to satisfy all closing conditions and close the private placement within the announced timeline; the Company's ability to obtain the approval of the Toronto Stock Exchange and the NYSE American for the private placement; and the Company's other future plans and expectations. Such statements and information involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company, its projects, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Such statements can be identified by the use of words such as "may", "would", "could", "will", "intend", "expect", "believe", "plan", "anticipate", "estimate", "scheduled", "forecast", "predict" and other similar terminology, or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. These statements reflect the Company's current expectations regarding future events, performance and results and speak only as of the date of this release.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labour unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, refer to i-80's filings with Canadian securities regulators, including the most recent Annual Information Form, available on SEDAR+ at www.sedarplus.ca.